TRAVELERS UNIVERSAL ANNUITY
                                                 THE TRAVELERS INSURANCE COMPANY
                                                   SUPPLEMENT DATED MAY 20, 2002
                                                 TO PROSPECTUS DATED MAY 1, 2002



For a limited time, beginning on or about March 1, 2002, we will offer certain contract owners the ability to exchange their Universal Annuity contracts for our Travelers Retirement Account contract. Our affiliate, The Travelers Life and Annuity Company also issues the Travelers Retirement Account, and may issue this contract to you depending on the state where you exchange your Travelers Universal Annuity contract. This exchange offer does not apply to funds coming from any source other than your Universal Annuity contract. To be eligible to participate in the temporary exchange offer:


o you must have purchased your contract in connection with a retirement plan that is qualified under Section 403(b) or 457 under the Internal Revenue Code of 1986, as amended; and
o the qualified plan under which you purchased your contract no longer uses The Travelers Insurance Company as its primary insurance carrier for your
     Section 403(b) or 457 plan.
o you must meet the minimum eligibility requirements to purchase Travelers Retirement Account (you must be at least 40 years of age and make a purchase payment of at least $20,000)
o    your Universal Annuity contract must be at least 5 years old

If you elect to participate in the exchange offer, we will waive any applicable surrender charge due under your Universal Annuity contract.. The Travelers Retirement Account offers you the accumulation of account value on a variable basis (through 61 investment options) and a fixed basis, a purchase payment credit, a standard and optional death benefit, a liquidity option during the annuity period, and, for a fee, the ability to guarantee that your variable annuity payments, after the initial payment, will be of at least a certain minimum amount. Should you take a withdrawal from a Travelers Retirement Account, we will assess a withdrawal charge. However, when we compute the withdrawal charge under the Travelers Retirement Account contract on those amounts that you exchanged into the Travelers Retirement Account from your Universal Annuity contract, we will give you credit for time you held those amounts in the Universal Annuity contract. For more information about this temporary exchange offer, including the continued availability of the offer, please contact your registered representative.

Please keep this supplement with your prospectus for future reference.


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